                                                                    EXHIBIT 99.1

                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS


         I, Kerry R. Hicks, Chief Executive Officer of Health Grades, Inc., a Delaware corporation (the "Company"), hereby certify that:

         (1) The Company's periodic report on Form 10-Q for the period ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *

/s/  KERRY R. HICKS
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Kerry R. Hicks
President and CEO

Date: August 14, 2002
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